SCHEDULE 14A
                        (Rule 14a-101)

            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
             Act of 1934 (Amendment No.              )

Filed by the registrant x
                       ---
Filed by a party other than the registrant___

Check the apprpriate box:

x  Preliminary proxy statement
--
__ Definitive proxy statement
__ Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       RESPONSE USA, INC.
         ------------------------------------------------
         (Name of Registrant as Specified in its Charter)

                       RESPONSE USA, INC.
         -------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

x   No fee required
--
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and O-11

    1) Title of each class of securities to which transaction applies:__________________________________________________________

    2) Aggregate number of securities to which transaction applies:__________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________________

    4) Proposed maximum aggregate value of transaction:___________
__________________________________________________________________

    5) Total fee paid:____________________________________________

___ Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) (2) and identify the filing for which the offseting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount previously paid:
        _____________________________________________

    (2) Form, Schedule or Registration Statement No.:
        _____________________________________________

    (3) Filing Party:
        _____________________________________________

    (4) Date Filed:
        _____________________________________________






                       RESPONSE USA, INC.
                       11-H Princess Road
                 Lawrenceville, New Jersey 08648


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON SEPTEMBER 17, 1997

To the Stockholders of Response USA, Inc.:

           You are hereby notified that the annual meeting of stockholders of Response USA, Inc., a Delaware corporation (the "Company") will be held at Schneck Weltman Hashmall, LLP, 1285 Avenue of the Americas, New York, New York 10019, on Wednesday, September 17, 1997, at 3:00 p.m. local time, for the following purposes:

          1. To elect five members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

          2. To authorize the Board of Directors of the Company to effect a one-for-three reverse split of the outstanding shares of Common Stock;

           3.    To  authorize  an  amendment  to  the  Company's
certificate of incorporation to amend the terms of the  Company's
1996   Series  A  Convertible  Preferred  Stock  (the  "Preferred
Stock");

           4. To authorize an amendment to the Company's certificate of incorporation to increase the authorized number of shares of common stock, $.008 par value per share ("Common
Stock") from 12,500,000 to 37,500,000;

          5.   To ratify the selection by the Company of Deloitte
     & Touche LLP, independent public accountants, to audit the financial statements of the Company for the year ended June
     30, 1997; and

           6. To transact such other matters as may properly come before the meeting or any adjournment thereof.

          Only stockholders of record at the close of business on August 4, 1997 (the "Record Date"), are entitled to notice of and to vote at the meeting.

           A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report for 1996.

                                   By Order of the Board
                                   of Directors

                                   Ronald A. Feldman, Secretary
Lawrenceville, New Jersey
August   , 1997
PRELIMINARY PROXY STATEMENT


                       RESPONSE USA, INC.
                       11-H Princess Road
               Lawrenceville, New Jersey 08648


                          INTRODUCTION

           This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting (the "Annual Meeting") of stockholders of Response USA, Inc. (the "Company"), to be held on Wednesday, September 17, 1997, and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder by notifying the Company's secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about August , 1997. The principal executive offices of the Company are located at 11-H Princess Road, Lawrenceville, New Jersey 08648, telephone (609) 896-4500.

              OUTSTANDING SHARES AND VOTING RIGHTS

          Only stockholders of record at the close of business on August 4, 1997, are entitled to receive notice of, and vote at the Annual Meeting. As of August 4, 1997, the number and class of stock outstanding and entitled to vote at the meeting was [ ] shares of common stock, par value $.008 per share (the "Common Stock") and 5,890 shares of 1996 Series A Convertible Preferred Stock (the "Preferred Stock"). Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting, except that holders of Preferred Stock are entitled to [ ] votes for each share of Preferred Stock they hold solely with respect to the vote on Proposal 3. There are no cumulative voting rights.

          The nominees receiving the highest number of votes cast by the holders of Common Stock will be elected as the Company's directors and constitute the entire Board of Directors of the
Company. The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal Nos. 2, 3, 4 and 5. Proposal No. 3 also requires the affirmative vote of those holding at least 75% of the shares of Preferred Stock. A quorum is representation in person or by proxy at the Annual Meeting of at least one-third of the outstanding shares of the Company.
                   PROPOSALS TO STOCKHOLDERS

                         PROPOSAL NO. 1

                     ELECTION OF DIRECTORS

          Each nominee to the Board of Directors will serve until the next Annual Meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

                Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Richard M. Brooks, Ronald A. Feldman, Robert M. Rubin, Bruce H. Luehrs and Stuart R. Chalfin. Information is furnished below with respect to all nominees.

          The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominees:

           Richard M. Brooks has been Chief Executive Officer and Chairman of the Company since July 1994, a director of the Company since August 1990, and has served as the President and Chief Financial Officer of the Company since February 1990. Mr. Brooks was Chief Operating Officer of the Company from February 1990 until July 1994. From August 1986 to February 1990, Mr. Brooks was general counsel to Response Ability Systems, Inc. ("Systems"), a wholly-owed subsidiary of the Company. Mr. Brooks served as Regional Counsel Mid-Atlantic Region for the Interstate Commerce Commission from May 1979 to March 1983 and was a senior attorney for the United States Treasury Department from March 1974 to April 1979. Mr. Brooks received his Bachelor of Science Degree in Business Administration in June 1970 from Temple University, and graduated from Temple University School of Law in 1973.

            Ronald   A.   Feldman  has  been   a   director   and
Secretary-Treasurer of the Company since August 1990 and Chief Operating Officer since July 1994. He has also served as the
Secretary  and  Treasurer  of Systems from  June  1990  and  Vice
President  of  the  Company since April 1992.  From  August  1986 through September 1989, he was the supervisor of Systems' manufacturing operations and supervised the Company's monitoring activities since March 1987. Mr. Feldman attended Temple University from 1980 to 1982.

           Robert M. Rubin has been a Director of the Company since October 1991. Between October 1990 and January 1, 1994, Mr. Rubin served as the Chairman of the Board and Chief Executive Officer of American United Global, Inc., a publicly-traded company ("AUGI"); from January 1, 1994 through January 19, 1996 he was Chairman of the Board of AUGI. Since January 19, 1996, Mr. Rubin has served as Chairman of the Board, President and Chief Executive Officer of AUGI. AUGI, through its subsidiary National Stillman Corporation, is engaged in the manufacture of O-rings for industrial application and through its subsidiary Western Power & Equipment Corp. ("Western"), is a dealer of Case brand construction equipment. Mr. Rubin has been Chairman of the
Board  of  Directors  of  Western since November  1992.   Western
became a publicly-traded company in June 1995. Mr. Rubin is a former director, Vice Chairman and is currently a minority stockholder of American Complex Care, Inc. ("ACC"), a public company currently engaged in providing on-site health care services, including intra-dermal infusion therapies. ACC's two major operating units filed an assignment of assets for the
benefit   of   its   creditors  without  resort   to   bankruptcy
proceedings. Mr. Rubin is also a director, Chairman and minority stockholder of Universal Self Care, Inc., a public company engaged in the distribution of products to diabetics and Diplomat
Corporation,  a  publicly-traded  corporation  engaged   in   the
distribution  of diapers and other products for  juveniles.   Mr.
Rubin is also Chairman, Chief Executive Officer and a Director and a principal stockholder of ERD Waste Corp., a public company specializing in the management and disposal of municipal solid waste, industrial and commercial nonhazardous solid waste and hazardous waste. Mr. Rubin is also a director of Help at Home, Inc., a public company which provides housekeeping services to
elderly   and   disabled  persons  within  their   homes;   Arzan
International  (1991)  Ltd.  and Kay Kotts  Associates,  Inc.,  a
public   company   engaged  in  providing  tax  preparation   and
assistance services.

           Bruce H. Luehrs has an extensive background in venture capital, mergers and acquisitions and commercial and investment banking. In 1996, Mr. Luehrs formed Penn Valley Capital ("PVC") which provides advisory services to companies in transition due to periods of rapid growth or financial difficulty. Since
September 1996, Mr. Luehrs has served as Principal and controlling shareholder of PVC, a private investment banking company located in Wynewood, Pennsylvania. PVC provides advisory services to companies in the telecommunications and medical industries. Prior to forming PVC, Mr. Luehrs was a Vice President with Columbia Capital Corporation, a merchant bank located in Alexandria, Virginia, focused exclusively on the telecommunications industry. Previously, Mr. Luehrs was a principal at PNC Equity Management, an equity fund affiliated with PNC Corporation and was a Senior Vice President at First Fidelity Bank, (subsequently acquired by First Union Bank). While at Fidelity, Mr. Luehrs founded and was president of Fidelcor Capital, a licensed Small Business Investment Corporation (SBIC). Mr. Luehrs experience includes service as a member of the Board of Directors of a private nursing home company with revenues in excess of $50 million. Mr. Luehrs received his undergraduate degree in economics from Duke University and his Masters in Management from Northwestern University in 1977.

           Stuart R. Chalfin has been, since 1975, a principal of Fishbein & Company, P.C., independent public accountants, where
he   specializes   in  advising  closely  held   businesses   and
professionals. Mr. Chalfin served as Managing Partner of the firm from 1979-1986, and President from 1990-1996. The firm employs approximately 75 accountants. Mr. Chalfin is affiliated with the Committee on Relations with Colleges and Universities and the Linda Creed Foundation and is a member of the American Institute of Certified Public Accountants.

             INFORMATION CONCERNING BOARD MEETINGS

           The Company's Board of Directors met twice during the fiscal year ended June 30, 1996. All of the incumbent Directors attended at least 75% of such meetings.


         INFORMATION CONCERNING COMMITTEES OF THE BOARD

           The Company maintains an Audit Committee consisting of Messrs. Brooks and Rubin and will include Mr. Chalfin upon his election; an Incentive Stock Option Plan Committee consisting of Messrs. Brooks and Rubin, and will include Mr. Luehrs upon his election; and a Compensation Committee consisting of Messrs. Brooks and Rubin, and will include Mr. Chalfin upon his election.


                           MANAGEMENT

           The current executive officers and directors of the Company are set forth below:

     Name                           Age            Position
     ----                           ---            --------
Richard M. Brooks                    48          Chief  Executive Officer,
                                                 President, Chief Financial
                                                 Officer and Chairman

Ronald A. Feldman                    34          Vice  President, Chief
                                                 Operating Officer,
                                                 Secretary-Treasurer and
                                                 Director

Robert M. Rubin                      56          Director

Stuart Levin                         36          Director

Todd E. Herman                       43          Director

           Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Directors do not receive remuneration for their services as such, but may be reimbursed for expenses incurred in connection therewith, such as the cost of travel to Board meetings. Officers serve at the pleasure of the Board of Directors until their successors have been elected and have qualified.


Executive Compensation
----------------------
                                             Securities
                                             Underlying
Name and Principal                           Options        All Other
Principal Position       Year      Salary    SARS           Compensation
------------------       ----      --------  -----------    ------------
Richard M. Brooks        1996      $217,980       -               -
President and            1995       175,003       -               -
Chief Executive and      1994       140,010       -               -
Financial Officer

Ronald A. Feldman        1996      $135,654       -               -
Chief Operating Officer, 1995       106,495       -               -
Vice President,          1994       100,022       -               -
Secretary and Treasurer


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
     FY-END OPTION/SAR VALUES

                                                Number of
                                                Securities     Value of
                                                Underlying     Unexercised
                                                Unexercised    in-the-Money
                                                Options/SARs   Options/SARs
                     Shares                     at  FY-End     at FY-End
                     Acquired on    Value       Exercisable/   Exercisable/
Name                 Exercise (#)   Realized($) Unexercisable  Unexercisable
----                 ------------   ----------- -------------  -------------
Richard  Brooks           25,000       $65,625     708,333/0   $4,205,727/0
President, Chief
Executive and
Financial Officer

Ronald A. Feldman         25,000       $65,625     260,067/0   $1,544,148/0
Chief Operating Officer,
Vice President, Secretary
and Treasurer

Employment and Consulting Agreements

           Mr. Brooks and Mr. Feldman each entered into five-year employment agreements with the Company, effective as of October
23,  1992,  as  amended to expire on June  30,  2000  to  act  as
President, Chief Financial and Chief Operating Officer, as amended to include Chief Executive Officer; and Vice President, Secretary-Treasurer, as amended to include Chief Operating Officer, respectively which provide for initial annual base salaries of $225,000 and $140,000, respectively. Messrs. Brooks and Feldman also receive life insurance, disability, hospitalization, major medical, vacation and other employee benefits, reimbursement of reasonable business expenses incurred on behalf of the Company, and use of Company-owned vehicles. The Company maintains and is the beneficiary of a key person life insurance policy in the amount of $3,000,000 and $1,000,000 on the life of Mr. Brooks and Mr. Feldman, respectively.

           In addition to cash compensation and other benefits, under amendments to their employment agreements executed in August 1992, Messrs. Brooks and Feldman received options to purchase 133,333 and 85,067 shares of Common Stock, respectively, at a price equal to $.375. These options are exercisable until November 14, 2004. Messrs. Brooks and Feldman also received options to purchase 600,000 and 200,000 shares of Common Stock, respectively, awarded under the Company's Non-Qualified Stock Option plan. In November 1995 the exercise price on Messrs. Brooks's and Feldman's options were reduced to the prevailing market price of $2.50. During February 1996, Messrs. Brooks and Feldman both exercised 25,000 options to purchase common stock.

           Robert M. Rubin, a director of the Company, has performed consulting services for the Company in the past. In connection therewith, in January 1992, the Company granted options to purchase 58,929 shares of the Company's Common Stock to Mr. Rubin exercisable at a price of $3.50 until January 1997. Mr. Rubin subsequently transferred these options and disclaims beneficial ownership thereof. Of such options, options to purchase 6,250 shares of Common Stock were canceled in August 1992. In February 1993, Mr. Rubin was issued a warrant to purchase 50,000 shares of Common Stock at $5.00 per share, in consideration of services to the Company. The exercise price of such warrant was subsequently reduced to $.008 per share and the warrant was exercised. In September 1994, Mr. Rubin was granted 150,000 options to purchase Common Stock at the prevailing market price of $.8125, which are exercisable for a period of ten years. In February 1995, the exercise price of the 150,000 options to purchase Common Stock were reduced to the prevailing market price of $.375. Additionally, in February 1995, Mr. Rubin was granted 150,000 options to purchase common stock at a price of $3.75 per share, which are exercisable for a period of ten years. In November 1995 the exercise price on Mr. Rubin's options were reduced to the prevailing market price of $2.50.

Incentive Stock Option Plan

           In March 1992, the Company's Board of Directors and stockholders adopted and approved an Incentive Stock Option Plan ("ISO Plan"). The ISO Plan provides for the grant to key employees of the Company of stock options intended to qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A total of 400,000 shares of Common Stock have been reserved for issuance under the ISO Plan of which 30,500 shares were granted in October 1992, 37,000 were granted in February 1994, 35,000 were granted in April 1994, 13,000 were granted in December 1994, and 62,750 were granted in December 1995. The ISO Plan is administered by a committee of the Board of Directors which, among other things, has the sole discretion to select optionees and determine the number of shares covered by each option, its exercise price and certain of its other terms. The exercise price of options granted under the ISO Plan may not be less than the fair market value of the Company's Common Stock on the date of grant, and not less than 110% of such fair market value in the case of participants owning more than 10% of the Company's Common Stock. Options expire no later than ten years after they are granted (5 years after grant in the case of participants owning more than 10% of the Company's Common Stock). The number of shares for which the optionee may exercise an option in any calendar year is limited to option shares with an aggregate fair market value, determined at the time the option is granted, which does not exceed $100,000. The $100,000 limit for any calendar year is subject to further reduction by the fair market value of any stock (determined at the time of option grant) for which the employee was granted an option under any Company plan during such calendar year. Options terminate three months after the optionee ceases to be employed by the Company unless the optionee's employment is terminated by reason of disability, in which case, the options shall expire following one year after such employment termination. The committee has the right to accelerate the expiration date in certain events. Options granted under the ISO Plan are not transferable, except by will or the law of descent and distribution.

Non-Qualified Stock Options

           In August 1990, the Company's Board of Directors approved a Nonqualified Stock Option Plan (the "NQO Plan")
pursuant to which the Company may grant stock options to directors, officers, key employees and consultants. A total of 372,733 shares of Common Stock are presently outstanding and exercisable from $2.50 to $35.00, expiring in November 2004 through July 2005. Options shall terminate six months after the optionee ceases to be employed by the Company or any subsidiary, regardless of the cause for termination.

           In connection with the acquisition of USS, the Company also issued an aggregate of 600,000 options to two former stockholders of USS who became employees of the Company. Such options were exercisable at $3.75 per share until March 2000. In November 1995 the exercise price was reduced to $2.50, the prevailing market price and expire on November 14, 2004.

           The compensation of the Company's executive officers during the fiscal year ended June 30, 1996 was determined by the Board of Directors at the time of the Company's public offering in October 1992, as amended. Such determination was based upon the Board's assessment of each executive's performance to date.


            Security Ownership of Certain Beneficial
                     Owners and Management
            -----------------------------------------

           The following table sets forth, as of May 1, 1997, the record and beneficial ownership of Common Stock of the Company by each officer and director, all officers and directors as a group, and each person known to the Company to own beneficially or of record five percent or more of the outstanding shares of the
Company:


                                    Number of           Percentage
                                    Shares Owned        of Shares
Name and Address*                   Beneficially (1)    Outstanding
-----------------                   -----------------   -----------
Richard M. Brooks (2)                       710,315         13.1%

Ronald A. Feldman (3)                       262,067          4.8%

Robert M. Rubin (4)                         533,082          9.8%
9450 Aegean Drive
Boca Raton, Fl 33496

Stuart Levin                                   -0-             -

Todd E. Herman (5)                          328,161          6.1%

BKR, Inc.                                 1,094,164         20.4%

Officers and directors
as a group (five persons)
(2)(3)(4)(5)                              1,833,625         33.8%

* Unless otherwise specified, the address of each named person is c/o Response USA, Inc., 11-H Princess Road, Lawrenceville, New
Jersey.

(1) Shares of Common Stock which are not outstanding but which a person has the right to acquire within sixty days pursuant to outstanding options are deemed outstanding for the purpose of computing such person's ownership of Common Stock and percentage of outstanding Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing number of shares or the percentage of Common Stock owned by any other person.

(2)  Includes  708,333 shares issuable upon exercise of currently
     exercisable  options.   See "Management  --  Employment  and
     Consulting Agreements."

(3)  Includes  260,067 shares issuable upon exercise of currently
     exercisable  options.   See "Management  --  Employment  and
     Consulting Agreements."

(4)  Mr.  Rubin's  wife and children own 5,893 shares  of  Common
     Stock, as to which Mr. Rubin disclaims beneficial ownership.
     Includes 300,000 shares issuable upon exercise of currently exercisable options.

(5) Of which 300,000 shares are issuable upon exercise of currently exercisable options.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

USS

           On March 4, 1994, the Company through its wholly-owned subsidiary, USS, completed the acquisition of substantially all of the assets of United Video Associates Inc., a Pennsylvania corporation ("UVA"), and National Security Finance Limited Partnership II, a limited partnership organized under the laws of New Jersey ("NSF")(the "Acquisition"). UVA and NSF were engaged in the installation, servicing and monitoring of commercial and residential electronic security systems. In consideration of the Acquisition, the Company paid UVA and NSF an aggregate of
$1,747,576. In addition, the Company issued an aggregate of 43,569 shares of its common stock to the shareholders and partners of USS and NSF, respectively. Under the terms of this Agreement, in March, 1995 and June, 1995 the Company issued an additional 120,000 shares of its common stock to the stockholders and partners of USS and NSF valued at $477,137. The Company also entered into five-year employment agreements with two principals of USS to provide management services to USS.

            On November 1, 1994, the Company completed the acquisition of all of the outstanding capital stock of Universal Security Systems, Inc., a New Jersey Corporation ("USS"), owned by two officers of USS who are principals of UVA and NSF, and one other stockholder, in exchange for 75,770 shares of the Company's Common Stock to the former stockholders of USS. USS is engaged in the installation, servicing and monitoring of electronic security systems. The Company also entered into an employment agreement with one of the former stockholders.

Other Transactions

          On October 1, 1994, Mr. Rubin entered into a consulting
agreement with the Company pursuant to which he is paid an annual
consulting  fee  of  $60,000, for a period  of  two  years.   The
agreement was terminated on April 30, 1996.

           The Company believes that each of the foregoing transactions were on terms at least as favorable to the Company as those which would have been available from an unrelated third party in an arm's length transaction.

                         PROPOSAL NO. 2

              AUTHORIZATION OF REVERSE STOCK SPLIT

Background
----------
          In connection with contemplated financing transactions, the Board of Directors has determined that it may be necessary to effect a reverse split of the Company's outstanding shares of Common Stock (the "Reverse Stock Split"). The Company's Board of Directors has unanimously authorized the Reverse Stock Split
pursuant to which no more than each three of  the  (            )
currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The Reverse Stock Split, if authorized, will become effective only in a ratio not to exceed one-for-three and only upon the further authorization of the Board of Directors that such reverse split is required. The reverse stock split will be effected, if at all, within six months of its authorization by the stockholders.

Reasons for the Reverse Stock Split
-----------------------------------
           The primary reason for the Reverse Stock Split is to increase the per share stock price. The Company believes that it will be necessary to maintain the stock price of the Common Stock above its current levels in order to attract additional public financing for the Company (including the proposed financing as described in Proposal No. 3. In addition, the Company believes that higher stock prices will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of Common Stock would have greater liquidity and a stronger investor base.

          The Reverse Stock Split will be effectuated, if at all, by reducing the number of issued and outstanding shares at a ratio of no greater than one-for-three; however, the number of authorized shares of Common Stock (12,500,000 shares) will remain the same (subject to the authorization of additional shares of Common Stock). Accordingly, as a result of the Reverse Stock Split, if effectuated, the Company will have a greater number of authorized but unissued shares (the exact number of which shall be determined based upon the actual ratio of the reverse split, if any). The Reverse Stock Split has potentially dilutive effects on each of the stockholders. Each of the stockholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

           The Reverse Stock Split will not alter the percentage interests in the Company of any stockholder, except to the extent that the Reverse Stock Split results in a stockholder of the Company owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Stock Split an additional full share of Common Stock.

Effect of the Reverse Split
---------------------------
           The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and
outstanding will be reduced from [          ] to approximately  [
], assuming the full one-for-three reverse split is effectuated. The Company's stated capital will not be affected.

No Right of Appraisal
---------------------
           Under the Delaware Corporation Law, the state in which the Company is incorporated, the Reverse Stock Split does not require the Company to provide dissenting stockholders with a right of appraisal and the Company will not provide stockholders with such right.

Outstanding Warrants and Options
--------------------------------
          Commencing with the effective date of the Reverse Stock Split, if effectuated, all outstanding warrants and options entitling the holders thereof to purchase shares of Common Stock will entitle such holders to receive, upon exercise of their options, one-third of the number of shares of Common Stock which such holders may purchase upon exercise of their warrants or options and the exercise price will increase threefold.

Federal Income Tax Consequences
-------------------------------
           The Company believes that the Federal income tax consequences of the Reverse Stock Split to holders of Old Shares and holders of New Shares will be as follows:

          (i) Except as explained in (v)below, no income gain or loss will be recognized by a stockholder on the surrender of the Old Shares or receipt of the certificate representing New Shares.

         (ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

        (iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old
                    Shares were held as capital assets.

         (iv) The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to the Company.

          (v) The Federal income tax treatment of the receipt of the additional fractional interest by a stockholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

           The Company's opinion is not binding upon the Internal
Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

           The state and local tax consequences of the Reverse Stock split may vary significantly as to each stockholder, depending upon the state in which he/she resides. Stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the reverse stock split.

           The Board of Directors will offer the following resolution at the Annual Meeting:

               RESOLVED, that the Board of Directors is empowered in their discretion without further action of the stockholders of the Company, to file an amendment to the Certificate of Incorporation of the Company to effect a reverse split of the Company's outstanding shares of common stock, $.008 par value, on a ratio of no more than one-for-three, and that the President, Secretary and Chief Executive Officer of the Company, or other officer designated by the President, and each of them be, and hereby are empowered to take any and all action necessary to effectuate the foregoing.

           The affirmative vote of at least a majority of the shares of Common Stock represented and voting at the Annual
Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to increase the number of authorized shares of the Company's Common Stock.


           THE  BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE  IN
THE  BEST  INTERESTS  OF  THE COMPANY AND  ITS  STOCKHOLDERS  AND
RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                         PROPOSAL NO. 3

                   AMENDMENT OF THE COMPANY'S
                  CERTIFICATE OF INCORPORATION
           TO AMEND THE TERMS OF THE PREFERRED STOCK

           On July 1, 1996, the Company completed the private placement of 7,500 shares of Preferred Stock for an aggregate of $7,500,000.

           In September 1996, as a result of then current market conditions for the Common Stock, the Company suspended conversion of the Preferred Stock. In particular, there was a dramatic increase in the "short" position for the Common Stock from July through August, 1996. During this same period, the price of the Common Stock declined from $7.375 to $4.656. The Company commenced an investigation into the trading activity, including discussions with some of the Company's market-makers and a review of trading activity; the Company could find no basis for the increase in the short position or the decline in the price.
Lacking any other explanation, and based upon a practice sometimes used by investors after the purchase of convertible securities, the Company believed that certain investors may have been selling the Common Stock short in anticipation of the effectiveness of the registration statement which registered the sale of the Common Stock issuable upon conversion of the Preferred Stock. In the weeks that followed the effectiveness of the registration statement, the Company received requests for significant conversions into shares of Common Stock.

      The Company believed that it was not in the best interests of the Company to allow conversions which could result in a further precipitous drop in the market value of the Common Stock. Although the Company was concerned about this trading activity, and in fact retained the services of an expert to review the trading activity to determine if there were any improprieties, the Company did not believe that it had a sufficient basis to advise the Securities and Exchange Commission ("SEC") or The Nasdaq Stock Market of the source of the trading activity. Furthermore, the Company was concerned about the impact on the overall market for its securities. The Company sold the Preferred Stock with the belief that the investors in the offering would hold their preferred stock as an investment rather than selling at the first opportunity. The unusual trading activity was not necessarily illegal or improper under the rules and regulation of either the SEC or Nasdaq.

      On January 2, 1997, Lake Management LDC ("Lake") and KA Investments LDC, each Holders of the Preferred Stock, together filed a Complaint in the Court of Chancery of the State of Delaware against the Company challenging, among other things, the Company's decision to suspend conversion rights and seeking, among other things, specific performance under the Certificate of Designations to convert their Preferred Stock to Common Stock of the Company. The case is captioned Lake Management LDC and KA Investments LDC v. Response USA, Inc., Civil Action No. 15449. On February 10, 1997, the Company responded to the Complaint by filing an Answer, Defenses and Counterclaim. A Reply to the Counterclaim was filed on March 3, 1997. Lake participated in a group settlement with the other Preferred Holders, and dismissed the foregoing action. The Company also agreed to the payment to Lake of attorneys' fees.

      On February 18, 1997, Halifax Fund L.P., a holder of the Preferred Stock ("Halifax"), filed a Complaint in the Court of Chancery of the State of Delaware against the Company challenging, among other things, the Company's decision to suspend conversion and seeking, among other things, specific performance under the Certificate of Designations to convert its Preferred Stock to Common Stock of the Company. The case is captioned Halifax Fund, L.P. v. Response USA, Inc., Civil Action No. 15553. Halifax also filed a Motion for a Preliminary Injunction and a Motion for Expedited Proceedings. On March 5, 1997, the Court held a conference and denied Halifax's request for a hearing on its motion for a preliminary injunction. On March 11, 1997, Halifax filed a second Motion for a Preliminary Injunction. The Court held a telephonic conference on March 12, 1997 and denied Halifax's request for a hearing on its second preliminary injunction motion. Halifax filed a motion for partial summary judgment. On May 13, 1997, the Court orally granted partial summary judgment to Halifax solely with respect to its right to convert Preferred Stock into Common Stock. On May 28, 1997, the Court entered its Order granting partial summary judgment to Halifax, including among other things, specific performance of Halifax's right to convert and permanently enjoining the Company from denying the right to convert the Preferred Stock.

           Prior to June 30, 1997, the Company reached an agreement with the holders of the Preferred Stock (other than Halifax)(the "Holders"), pursuant to which the Holders agreed to refrain from all conversions of the Preferred Stock for the periods set forth below, and the Company agreed to issue to the Holders certain warrants as described below and to amend (subject to stockholder approval), the terms of the Preferred Stock by the filing of an Amended and Restated Certificate of Designation (the "Agreement").

           Pursuant to the terms of the Agreement, on June 26, 1997, each Holder received five thousand warrants (the "Warrants") for each 100 shares of Preferred Stock held as of June 26, 1997. The Warrants, which will not be redeemable by the Company, will be exercisable at a price per share of $2.00 to purchase one share of Common Stock. Fifty percent (50%) of the Warrants are exercisable after one (1) year from issuance; the remaining fifty percent (50%) shall be exercisable two (2) years from issuance. The term of the Warrants shall be ten years. The Common Stock issuable upon exercise of the Warrants shall be registered with the Securities Exchange Commission ("SEC") pursuant to a Registration Statement on Form S-3 which shall be filed by the Company with the SEC no later than August 21, 1997.

        In consideration of the issuance of the Warrants, and subject to the terms and conditions set forth in the Agreement, each Holder agreed (a) to give its proxy and its consent in favor of the Amended and Restated Certificate of Designation (the "Amendment") in the form of Exhibit [ ] attached hereto, and
(b)  to  refrain  from any and all conversions of  such  Holder's
Preferred Stock, pursuant to the terms of the original Certificate of Designations, until the earlier of November 30, 1997 or upon the occurrence of default dates ("Trigger Dates"). If the Company fails to comply with the Trigger Dates, the Holders' right to convert its Preferred Stock shall be activated if and only if a majority of the Holders as of such Trigger Date have collectively provided appropriate written notice exercising such right. The Trigger Dates are comprised of the following:
(1) the filing with the Securities and Exchange Commission ("SEC") of this Proxy Statement on or before July 10, 1997;
(2) the mailing of a definitive proxy statement to the Company's stockholders for the Stockholders' Meeting on or before August 4, 1997 (subject to extension in the event the SEC conducts a review of this Proxy Statement); (3) the filing by the Company of a registration statement on Form S-3 or other appropriate form, with respect to the registration for resale of the shares issuable upon exercise of the Warrants and other shares of Common Stock issuable to the Holders, on or before August 21, 1997;
(4) the filing by the Company of the Amendment and an amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock to at least 37,500,000 shares, on or before September 18, 1997 (subject to extension in the event the SEC conducts a review of this Proxy Statement); (5) the filing by the Company of a registration statement with the SEC for the primary issuance by the Company of securities to generate approximately $8,750,000 of net proceeds for use by the Company to redeem all of the Preferred Stock (the "Registration Statement"), on or before October 1, 1997; and (6) upon such applicable date as the Company abandons or withdraws the Registration Statement prior to the Registration Statement being declared effective for use by the Company on or before November 30, 1997.

           The Agreement contains various covenants providing for the Company's compliance with the Trigger Dates and related matters. In addition, the Agreement also provides that upon closing of the transactions contemplated by the Agreement, each Holder shall release the Company from any and all claims, actions, and other liabilities, including but not limited to, liability arising out of the Company's failure to honor the conversions of Preferred Stock prior to the date of the Agreement and certain other matters. This release becomes null and void in the event that the Company fails to redeem all of the Preferred Stock on or before November 30, 1997, and is inapplicable to any claims which a Holder may have under the Agreement and certain ancillary documents executed in connection therewith.

  The Certificate of Designations, as amended and restated in its entirety to reflect the changes made by the Amendment, is attached as Exhibit [ ]. The following description is qualified in its entirety by reference to Exhibit [ ].

   The Amendment gives the Company the right to redeem the Preferred Stock ("Redemption") for payment of the following to the Holders:

          1.Cash in an amount equal to One Thousand Three Hundred
          Fifty  Dollars  ($1,350) per share of  Preferred  Stock
          (the "Redemption Price"); and

          2.Interest at a rate of twelve percent (12%) per annum on the Redemption Price from May 12, 1997 until consummation of the Redemption.

  The Amendment provides that the suspension of conversion rights would no longer be effective and the right to convert the Preferred Stock shall be effective commencing on and after November 30, 1997, in accordance with the terms set forth in the Amended and Restated Certificate of Designations. In addition, pursuant to the Agreement, effective as of June 18, 1997, each Holder agrees to refrain from conversions of the Preferred Stock until the earlier of November 30, 1997 or certain other specified dates.

           Under the terms of the Certificate of Designations in effect prior to the Amendment, each share of Preferred Stock is convertible into shares of Common Stock, at the sole option of the Holder, based upon the following formula:

   The Premium + 1,000
   -------------------
    Conversion Price

where: (a) the Premium equals (i) 10% multiplied by (ii) the number of days from the date the purchaser deposited funds for the purchase of the Preferred Stock through and including the date of conversion divided by 365 and multiplied by (iii) one thousand (1,000); (b) 1,000 represents the face value of the Preferred Stock; and (c) the Conversion Price is equal to the lesser of (i) 80% of the average closing bid price of the Common Stock as reported by NASDAQ for the five trading days preceding the date of conversion or (ii) $5.00 per share. The Company may redeem all or any portion of the Premium for cash in lieu of converting such Premium into shares of Common Stock upon the foregoing conversion terms. A Holder is not entitled, however, to convert shares of the Preferred Stock which would result in such Holder and his affiliates beneficially owning more than 4.9% of the outstanding Common Stock. After a certain period of time after June 1, 1999, the Company may require conversion of the Preferred Stock upon the foregoing conversion terms.

          The Amendment provides that the 1,000 face value of the Preferred Stock utilized in the Conversion formula shall be increased to 1,200. In addition, the fixed price shall initially mean $5.00 and shall be reset on December 1, 1997 to the closing price of the Company's Common Stock on November 30, 1997, as reported by the NASDAQ Small Cap Stock Market ("NASDAQ") (or if not reported by NASDAQ, as reported by such other exchange or market where traded) (the "Fixed Price") and shall be reset on the first day (each a "Reset Date") of each month thereafter, beginning January 1, 1998, to an amount equal to the lower of (x) the Fixed Price in effect on the day immediately preceding such Reset Date and (y) the lowest closing price of the Company's Common Stock as reported by NASDAQ (or, if not reported by NASDAQ, as reported by such other exchange or market where traded) for any day during the calendar month immediately preceding such Reset Date. The Fixed Price and the amounts set forth in clauses (x) and (y) of the definition thereof shall be subject to equitable adjustments from time to time for stock splits, stock dividends, recapitalizations, reorganizations and similar transactions.

           On or before the opening of the market on Monday, December 1, 1997, the Company shall deposit into escrow, that number of shares of Common Stock reserved or required to be
reserved   pursuant  to  Section  5(c)  of  the  Certificate   of
Designations and necessary and sufficient for the purpose of effecting conversion of the Preferred Stock on or after November 30, 1997, in accordance with the terms of the Amended and Restated Certificate of Designations. Pursuant to the Amendment, the Company is required to reserve for issuance a sufficient  number  of  shares of  Common  Stock  to  effect  the conversion  of  all outstanding Preferred Stock, and  shall  have reserved for issuance 200% of shares then issuable upon conversion of the outstanding Preferred Stock (based upon the conversion price then in effect and assuming that the Preferred Stock is fully convertible. The escrow shall be established pursuant to an Escrow Agreement by and among the Company, the remaining Holders as of November 30, 1997 and American Registrar & Transfer Company, independent escrow agent (the "Agent")("Escrow Agreement"). The Agent shall process any and all conversion requests made by or on behalf of the Holders on or after December 1, 1997, and ending upon such date that no Preferred Stock is outstanding, pursuant to the terms of the Amended and Restated Certificate of Designations and the Escrow Agreement.

        On June 30, 1997, after the Company concluded the Agreement with the Holders, the Company agreed to convert 1000 shares of Preferred Stock owned by Halifax and issue to Halifax 900,000 shares of the Company's Common Stock. The Company assisted in locating a purchaser for the Common Stock received by Halifax upon conversion of its Preferred Stock. Halifax's Common Stock was purchased for an aggregate price of $1,500,000, comprised of $1,350 per share for each share of Preferred Stock, plus $150,000 for reimbursement of attorneys' fees. The Company issued to Halifax 5,000 Warrants for each 100 shares of Preferred Stock held. The litigation between Halifax and the Company was dismissed with prejudice upon receipt by Halifax of the full purchase price. In the event that the Company settles with any other Preferred Holder on terms which Halifax in its sole discretion believes are better than those received by Halifax in the settlement, Halifax has the right to elect the alternative settlement.

          In the opinion of the Board of Directors, the Amendment is in the best interests of the Company and all of its shareholders. In the view of the Board, the redemption price being paid is fair and reasonable in view of the value of the Company's business, its historic earnings, its prospects for the future and the original investments made by the Holders.

  There are no tax consequences of the Redemption to the Company.

           The Amendment will be effective upon the filing of a Certificate of Amendment with the Department of State of the State of Delaware. The Company intends to file the Amended and Restated Certificate of Designations within five days after approval by the stockholders

   On June 10, 1997, the Board of Directors of the Company authorized the redemption of the Preferred Stock, subject to approval of the Amendment by the shareholders entitled to vote thereon and consummation of the Hampshire Securities Financing described below or such other alternative financing as the Company may obtain in lieu thereof. If the requisite number of shares of Preferred Stock approve the Amendment, the Company intends to redeem the Preferred Stock pursuant to the terms of the Amended and Restated Certificate of Designations on or prior to November 30, 1997, unless one of the other conditions to approval of the Amendment or the Redemption does not occur. If the Amendment is not approved by either the Holders or other stockholders required to approve the Amendment, the Company may repurchase the Preferred Stock from those individual Holders who approved the Amendment upon the terms of the Amendment.

        On March 26, 1997, the Company and Hampshire executed a letter of intent (the "Letter of Intent"), whereby the Company engaged Hampshire as its exclusive financial advisor for a two-year period for purposes of managing a public offering of the Company's Common Stock. Pursuant to the Letter of Intent, Hampshire would act as sole or managing underwriter of a public offering which is intended to raise $15,000,000 for the Company (the "Public Offering"). The Letter of Intent provides, among other things, that the Company will take appropriate action such that it will be capitalized with approximately 1.9 million shares of Common Stock and an equivalent number of options following a one-for-three reverse stock split, and a stock option plan. The Letter of Intent sets forth certain obligations of the Company in connection with Hampshire's role as sole or managing underwriter, including (a) the granting to Hampshire of a customary overallotment option; (b) electing two independent persons to the Company's Board of Directors; (c) execution of customary lock-up agreements; and (d) the payment by the Company of certain expenses relating to the Registration Statement and other documents prepared in connection with the Public Offering. The Public Offering is conditioned upon, among other matters, Hampshire's completion of its due diligence, the execution of a definitive underwriting agreement, no material adverse change in the business or financial condition of the Company. The Letter of Intent merely sets forth the intentions of the Company and Hampshire at the time it was executed. There can be no assurance that the Public Offering will be completed on the foregoing terms, or at all. The Company reserves the right to substitute alternative financing for the Hampshire Securities Financing for the purpose of redeeming the Preferred Stock pursuant to the amendment on or prior to November 30, 1997.


      The Board will offer the following resolution at the Annual
Meeting:

               RESOLVED, that an Amended and Restated Certificate of Designation be filed in order to effectuate the approved changes to the terms of the 1996 Series A Preferred Stock and that the President, Secretary and Chief Executive Officer of the Company, or other officer designated by the President, and each of them be, and hereby are empowered to take any and all action necessary to effectuate the foregoing.

           Under Section 242 of the Delaware General Corporate Law, the approval of the majority of the Common Stock and Preferred Stock, voting together as a class, entitled to vote thereon is required to approve the Amendment. Richard M. Brooks, Ronald A. Feldman, Robert M. Rubin and Todd E. Herman, directors and officers of the Company holding an aggregate of 265,225 shares of Common Stock have executed an agreement dated as of June 18, 1997 in connection with the Agreement, wherein they have agreed to vote their shares in favor of the Amendment, as well as in favor of an amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock to 37,500,000 shares. Pursuant to the terms of the Certificate of Designations, each Holder is entitled to vote that number of shares of Common Stock into which that number of shares of Preferred Stock held by such Holder as of the Record Date are convertible. As of the Record Date, each shares of Preferred Stock is convertible into [ ] shares of Common Stock. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to increase the number of authorized shares of the Company's Common Stock.

           THE  BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE  IN
THE  BEST  INTERESTS  OF  THE COMPANY AND  ITS  STOCKHOLDERS  AND
RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                         PROPOSAL NO. 4

                   AMENDMENT OF THE COMPANY'S
                  CERTIFICATE OF INCORPORATION
               TO INCREASE THE AUTHORIZED NUMBER
                   OF SHARES OF COMMON STOCK

           The reason for the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, is that it is a condition to the Preferred Agreement and necessary in connection with contemplated financing transactions as described in Proposal No.
3. The Company will also require such additional authorized shares in connection with its ongoing acquisition efforts which often entail the issuance of Common Stock as a substitution for other forms of consideration such as cash or promissory notes, as well as for future capital raising requirements.

           The Company's authorized capital stock consists of 12,500,000 shares of Common Stock, par value $.008 per share, of
which  [            ] shares were outstanding as August 4,  1997.
Each stockholder is entitled to one vote for each share of Common Stock owned of record on all matters to be voted on by stockholders. The holders of Common Stock are entitled, upon liquidation or dissolution of the Company, to receive pro rata, all assets remaining available for distribution to stockholders. The Common Stock has no preemptive or other subscription rights, and there are no conversion rights or redemption provisions. All outstanding shares of Common Stock are validly issued, fully paid (in cash or services), and nonassessable.

             The Board of Directors believes that an increase  in
authorized  shares of Common Stock from 12,500,000 to  37,500,000 is required for the foregoing purposes, and the Board will offer the following resolution at the Annual Meeting:

                RESOLVED,  that Article IV of the Certificate  of
          Incorporation of the Company be amended to increase the number of authorized capital stock of the Company to 37,500,000 shares, $.008 par value and that the President, Secretary and Chief Executive Officer of the Company, or other officer designated by the President, and each of them be, and hereby are empowered to take any and all action necessary to effectuate the foregoing.


           The affirmative vote of at least a majority of the shares of Common Stock represented and voting at the Annual
Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 4. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to increase the number of authorized shares of the Company's Common Stock.


           THE  BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE  IN
THE  BEST  INTERESTS  OF  THE COMPANY AND  ITS  STOCKHOLDERS  AND
RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                         PROPOSAL NO. 5

             RATIFICATION OF SELECTION OF AUDITORS


           The firm of Fishbein & Company, P.C. ("Fishbein") audited the financial statements of the Company for the fiscal years ended June 30, 1990 through June 30, 1996. On July 2,
1997, the Board of Directors of the Company determined not to appoint Fishbein to audit the financial statements of the Company for the fiscal year ended June 30, 1997. On July 3, 1997, pursuant to a vote of the Board of Directors, the firm of Deloitte & Touche LLP was selected to audit the financial statements of the Company for the year ended June 30, 1997.

           The report of Fishbein on the Company's financial statements for the previous years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of Fishbein, through July 2, 1997, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Fishbein's satisfaction, would have caused Fishbein to make reference in connection with its reports to the subject matter of the disagreement.

   Accordingly, the Board of Directors will offer the following resolution at the Annual Meeting:

                RESOLVED, that the appointment  by  the
          Board of Directors of Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the year ended June 30, 1997 be, and hereby is, ratified and approved.

           It  is  anticipated that a member of Deloitte & Touche
LLP will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity, if he desires, to make a statement.

           The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 5. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to ratify the selection of auditor's.

           THE  BOARD OF DIRECTORS DEEMS PROPOSAL NO. 5 TO BE  IN
THE  BEST  INTERESTS  OF  THE COMPANY AND  ITS  STOCKHOLDERS  AND
RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                    STOCKHOLDERS' PROPOSALS

           It is anticipated that the Company's 1998 Annual Meeting of Stockholders will be held in November 1998. Stockholders who sought to present proposals at the Company's Annual Meeting of Stockholders must have submitted their proposals to the Secretary of the Company on or before September 1, 1998.

                            GENERAL

            The Company has hired Shareholder Communications Corporation to act as a proxy solicitor. Shareholder Communications Corporation will receive approximately $8,000 in connection with its services as solicitation agent. The address of the solicitation agent is:

             Shareholder Communications Corporation
                       40 Exchange Place
                    New York, New York 10005

           In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegraph, by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

           Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 2, 3, 4 and 5 and for the election of all directors nominated. All shares of Preferred Stock represented by valid proxies (and not revoked before they are voted) will be voted FOR Proposal No. 3.

           The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.


           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WE
URGE  YOU  TO FILL IN, SIGN AND RETURN THE ACCOMPANYING  FORM  OF
PROXY  IN  THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE  OR
SMALL YOUR HOLDINGS MAY BE.

                               By Order of the Board of Directors,
                               Ronald A. Feldman, Secretary

Lawrenceville, New Jersey
August   , 1997


                            RESPONSE USA, INC.
     Annual Meeting of Stockholders --  Wednesday, September 17, 1997

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints RICHARD M. BROOKS and RONALD A. FELDMAN and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at Schneck Weltman & Hashmall LLP, 1285 Avenue of the Americas, New York, New York 10019, Wednesday, September 17, 1997 at 3:00 p.m. local time and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicted on the reverse side hereof.

           The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal Nos. 2, 3, 4 and 5 and for the election of Richard M. Brooks, Ronald A.
Feldman,  Robert  M.  Rubin,  Bruce H. Luehrs  and  Stuart  R.  Chalfin  as
Directors.

Please mark boxes in blue or black ink.

1.   Proposal No. 1 - Election of Directors.

      Nominees:   Richard M. Brooks, Ronald A. Feldman,  Robert  M.  Rubin,
Bruce H. Luehrs and Stuart R. Chalfin.

                AUTHORITY

            FOR          withheld
            all          as to all
          nominees       nominees
           -----           -----
           l   l           l   l
           l   l           l   l
           -----           -----

     For, except authority withheld as to the following nominee(s):

     _______________________________________________________



2. Proposal No. 2 to authorize the Board of Directors of the Company to effect a one-for-three reverse split of the outstanding shares of the Company's common stock, $.008 par value per share.

            FOR             AGAINST          ABSTAIN
           -----             -----             -----
           l   l             l   l             l   l
           l   l             l   l             l   l
           -----             -----             -----

3. Proposal No. 3 to authorize an amendment to the Company's certificate of incorporation to amend the terms of the Company's 1996 Series A Convertible Preferred Stock.

            FOR             AGAINST          ABSTAIN
           -----             -----             -----
           l   l             l   l             l   l
           l   l             l   l             l   l
           -----             -----             -----

4. Proposal No. 4 to authorize an amendment to the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 12,500,000 to 37,500,000.

            FOR             AGAINST          ABSTAIN
           -----             -----             -----
           l   l             l   l             l   l
           l   l             l   l             l   l
           -----             -----             -----

5. Proposal No. 5 for ratification of the selection of Deloitte & Touche LLP as the independent auditors of the Company.

            FOR             AGAINST          ABSTAIN
           -----             -----             -----
           l   l             l   l             l   l
           l   l             l   l             l   l
           -----             -----             -----

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

Dated:_________
                                             __________________
                                                 (Signature)


                                             __________________
                                                 (Print Name)

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.